UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2007

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The unaudited condensed consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) as of June 30, 2007 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. TEPPCO GP is the general partner of TEPPCO Partners, L.P.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

99.1	Unaudited Condensed Consolidated Balance Sheet of TEPPCO GP as of June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC

General Partner

Date: August 27, 2007	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and
Chief Financial Officer